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                            NASCOR MORTGAGE LOAN POOL
                           20 TO 30 - YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 2000-2
                             POOL PROFILE (1/25/00)

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                                       -----------------     -------------------
                                             BID                  TOLERANCE
                                       -----------------     -------------------
AGGREGATE PRINCIPAL BALANCE                $200,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Feb-00
INTEREST RATE RANGE                     6.250% - 9.000%
GROSS WAC                                         8.06%          (+/- 10 bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     356         (+/- 2 months)

WALTV                                               76%          (maximum 79%)

CALIFORNIA %                                        28%          (maximum 35%)
SINGLE LARGEST ZIP CODE CONCENTRATION                1%          (maximum  4%)

AVERAGE LOAN BALANCE                           $348,954      (maximum $350,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,000,000     (maximum $1,000,000)

CASH-OUT REFINANCE %                                12%         (maximum  15%)

PRIMARY RESIDENCE %                                 96%          (minimum 93%)

SINGLE-FAMILY DETACHED %                            93%          (minimum 90%)

FULL DOCUMENTATION %                                91%          (minimum 87%)

UNINSURED > 80% LTV %                                2%           (maximum 5%)

TEMPORARY BUYDOWNS                                   0%           (maximum 3%)





 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                            NASCOR MORTGAGE LOAN POOL
                           20 TO 30 - YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 2000-2
                               PRICING INFORMATION


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    RATING AGENCIES*                           TBD by Norwest

    PASS THRU RATE                                      7.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS               64 bps

    PRICING DATE                               TBD by Norwest

    FINAL STRUCTURE DUE DATE                 February 8, 2000

    SETTLEMENT DATE                          February 28, 2000

    ASSUMED SUB LEVELS                                     AAA      4.00%
                                                            AA      1.95%
                                                             A      1.20%
                                                           BBB      0.70%
                                                            BB      0.40%
                                                             B      0.25%



                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE
  RESIDUAL CLASS WILL NOT BE RATED.
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NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-1. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



    NASCOR CONTACTS                          Wayne Creadick (301) 846-8452
                                             Brad Davis (301) 846-8009





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